UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 25, 2004

                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 2004-S2 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-106925-37       54-2154102
Pooling and Servicing Agreement)      (Commission         54-2154100
(State or other                       File Number)        54-2154101
jurisdiction                                              54-2154103
of Incorporation)                                         IRS EIN



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On October 25, 2004 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2004-S2 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2004-S2 Trust, relating to the
                                        October 25, 2004 distribution.

           EX-99.2                      Murrayhill Credit Risk Manager Report

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 2004-S2 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  11/2/04

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2004-S2 Trust, relating to the October 25, 2004 distribution.


EX-99.2                   Murrayhill Credit Risk Manager Report

                   EX-99.1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates



Record Date:             9/30/04
Distribution Date:       10/25/04


SASC  Series: 2004-S2

Contact: CTSLink Customer Service
         Wells Fargo Bank, N.A.
         Corporate Trust Services
         9062 Old Annapolis Road
         Columbia, MD 21045-1951
         Telephone: (301) 815-6600
         Fax:       (301) 815-6600








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

      A1         86359BSL6              SEN             1.96000%     158,234,329.13         241,219.44      21,533,508.16
      A2         86359BSM4              SEN             2.07000%     137,031,000.00         220,619.91               0.00
      A3         86359BSN2              SEN             2.31000%      30,015,000.00          53,926.95               0.00
      AIO        86359BSQ5              SEN             6.00000%               0.00         947,435.00               0.00
     ASIO        86359BSR3              SEN             0.00000%               0.00               0.00               0.00
      M1         86359BSS1              MEZ             2.39000%      47,101,000.00          87,555.53               0.00
      M2         86359BST9              MEZ             2.44000%      14,888,000.00          28,254.12               0.00
      M3         86359BSU6              MEZ             2.94000%      25,716,000.00          58,803.92               0.00
      M4         86359BSV4              MEZ             3.19000%       9,474,000.00          23,506.05               0.00
      M5         86359BSW2              MEZ             3.64000%       9,474,000.00          26,821.95               0.00
      M6         86359BSX0              MEZ             3.99000%      12,181,000.00          37,801.70               0.00
      M7         86359BSY8              MEZ             4.84000%       9,474,000.00          35,664.35               0.00
       B         86359BSZ5              SEN             6.00000%      20,573,000.00         102,865.00               0.00
       X         SAC04S02X              SEN             0.00000%       5,955,206.98       1,750,990.81               0.00
       P         SAC04S02P              SEN             0.00000%             100.00         173,403.04               0.00
       R         SAC04S2R1              SEN             0.00000%               0.00               0.00               0.00
Totals                                                               480,116,636.11       3,788,867.77      21,533,508.16

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A1                            0.00     136,700,820.97      21,774,727.60               0.00
A2                            0.00     137,031,000.00         220,619.91               0.00
A3                            0.00      30,015,000.00          53,926.95               0.00
AIO                           0.00               0.00         947,435.00               0.00
ASIO                          0.00               0.00               0.00               0.00
M1                            0.00      47,101,000.00          87,555.53               0.00
M2                            0.00      14,888,000.00          28,254.12               0.00
M3                            0.00      25,716,000.00          58,803.92               0.00
M4                            0.00       9,474,000.00          23,506.05               0.00
M5                            0.00       9,474,000.00          26,821.95               0.00
M6                            0.00      12,181,000.00          37,801.70               0.00
M7                            0.00       9,474,000.00          35,664.35               0.00
B                             0.00      20,573,000.00         102,865.00               0.00
X                             0.00       5,955,206.98       1,750,990.81               0.00
P                             0.00             100.00         173,403.04               0.00
R                             0.00               0.00               0.00               0.00
Totals                        0.00     458,583,127.95      25,322,375.93               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  219,508,000.00       158,234,329.13               0.00     21,533,508.16             0.00           0.00
A2                  137,031,000.00       137,031,000.00               0.00              0.00             0.00           0.00
A3                   30,015,000.00        30,015,000.00               0.00              0.00             0.00           0.00
AIO                           0.00                 0.00               0.00              0.00             0.00           0.00
ASIO                          0.00                 0.00               0.00              0.00             0.00           0.00
M1                   47,101,000.00        47,101,000.00               0.00              0.00             0.00           0.00
M2                   14,888,000.00        14,888,000.00               0.00              0.00             0.00           0.00
M3                   25,716,000.00        25,716,000.00               0.00              0.00             0.00           0.00
M4                    9,474,000.00         9,474,000.00               0.00              0.00             0.00           0.00
M5                    9,474,000.00         9,474,000.00               0.00              0.00             0.00           0.00
M6                   12,181,000.00        12,181,000.00               0.00              0.00             0.00           0.00
M7                    9,474,000.00         9,474,000.00               0.00              0.00             0.00           0.00
B                    20,573,000.00        20,573,000.00               0.00              0.00             0.00           0.00
X                     5,956,443.56         5,955,206.98               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
R                             0.00                 0.00               0.00              0.00             0.00           0.00
Totals              541,391,543.56       480,116,636.11               0.00     21,533,508.16             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                   21,533,508.16       136,700,820.97       0.62276009       21,533,508.16
 A2                            0.00       137,031,000.00       1.00000000                0.00
 A3                            0.00        30,015,000.00       1.00000000                0.00
 AIO                           0.00                 0.00       0.00000000                0.00
 ASIO                          0.00                 0.00       0.00000000                0.00
 M1                            0.00        47,101,000.00       1.00000000                0.00
 M2                            0.00        14,888,000.00       1.00000000                0.00
 M3                            0.00        25,716,000.00       1.00000000                0.00
 M4                            0.00         9,474,000.00       1.00000000                0.00
 M5                            0.00         9,474,000.00       1.00000000                0.00
 M6                            0.00        12,181,000.00       1.00000000                0.00
 M7                            0.00         9,474,000.00       1.00000000                0.00
 B                             0.00        20,573,000.00       1.00000000                0.00
 X                             0.00         5,955,206.98       0.99979240                0.00
 P                             0.00               100.00       1.00000000                0.00
 R                             0.00                 0.00       0.00000000                0.00

 Totals               21,533,508.16       458,583,127.95       0.84704524       21,533,508.16

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      219,508,000.00       720.85905357        0.00000000        98.09896751         0.00000000
A2                      137,031,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A3                       30,015,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
AIO                               0.00         0.00000000        0.00000000         0.00000000         0.00000000
ASIO                              0.00         0.00000000        0.00000000         0.00000000         0.00000000
M1                       47,101,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       14,888,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       25,716,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                        9,474,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                        9,474,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       12,181,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                        9,474,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B                        20,573,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         5,956,443.56       999.79239625        0.00000000         0.00000000         0.00000000
P                               100.00      1000.00000000        0.00000000         0.00000000         0.00000000
R                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are Per 1,000 Denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000        98.09896751       622.76008606        0.62276009        98.09896751
A2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
AIO                     0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
ASIO                    0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000       999.79239625        0.99979240         0.00000000
P                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  219,508,000.00         1.96000%     158,234,329.13         241,219.44              0.00               0.00
A2                  137,031,000.00         2.07000%     137,031,000.00         220,619.91              0.00               0.00
A3                   30,015,000.00         2.31000%      30,015,000.00          53,926.95              0.00               0.00
AIO                           0.00         6.00000%     189,487,000.00         947,435.00              0.00               0.00
ASIO                          0.00         0.00000%     480,116,636.11               0.00              0.00               0.00
M1                   47,101,000.00         2.39000%      47,101,000.00          87,555.53              0.00               0.00
M2                   14,888,000.00         2.44000%      14,888,000.00          28,254.12              0.00               0.00
M3                   25,716,000.00         2.94000%      25,716,000.00          58,803.92              0.00               0.00
M4                    9,474,000.00         3.19000%       9,474,000.00          23,506.05              0.00               0.00
M5                    9,474,000.00         3.64000%       9,474,000.00          26,821.95              0.00               0.00
M6                   12,181,000.00         3.99000%      12,181,000.00          37,801.70              0.00               0.00
M7                    9,474,000.00         4.84000%       9,474,000.00          35,664.35              0.00               0.00
B                    20,573,000.00         6.00000%      20,573,000.00         102,865.00              0.00               0.00
X                     5,956,443.56         0.00000%       5,955,206.98               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
R                             0.00         0.00000%               0.00               0.00              0.00               0.00
Totals              541,391,543.56                                           1,864,473.92              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A1                            0.00               0.00           241,219.44              0.00        136,700,820.97
A2                            0.00               0.00           220,619.91              0.00        137,031,000.00
A3                            0.00               0.00            53,926.95              0.00         30,015,000.00
AIO                           0.00               0.00           947,435.00              0.00        189,487,000.00
ASIO                          0.00               0.00                 0.00              0.00        458,583,127.95
M1                            0.00               0.00            87,555.53              0.00         47,101,000.00
M2                            0.00               0.00            28,254.12              0.00         14,888,000.00
M3                            0.00               0.00            58,803.92              0.00         25,716,000.00
M4                            0.00               0.00            23,506.05              0.00          9,474,000.00
M5                            0.00               0.00            26,821.95              0.00          9,474,000.00
M6                            0.00               0.00            37,801.70              0.00         12,181,000.00
M7                            0.00               0.00            35,664.35              0.00          9,474,000.00
B                             0.00               0.00           102,865.00              0.00         20,573,000.00
X                             0.00               0.00         1,750,990.81              0.00          5,955,206.98
P                             0.00               0.00           173,403.04              0.00                100.00
R                             0.00               0.00                 0.00              0.00                  0.00
Totals                        0.00               0.00         3,788,867.77              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    219,508,000.00         1.96000%       720.85905357        1.09890956         0.00000000         0.00000000
A2                    137,031,000.00         2.07000%      1000.00000000        1.61000000         0.00000000         0.00000000
A3                     30,015,000.00         2.31000%      1000.00000000        1.79666667         0.00000000         0.00000000
AIO                             0.00         6.00000%      1000.00000000        5.00000000         0.00000000         0.00000000
ASIO                            0.00         0.00000%       886.81960740        0.00000000         0.00000000         0.00000000
M1                     47,101,000.00         2.39000%      1000.00000000        1.85888898         0.00000000         0.00000000
M2                     14,888,000.00         2.44000%      1000.00000000        1.89777808         0.00000000         0.00000000
M3                     25,716,000.00         2.94000%      1000.00000000        2.28666667         0.00000000         0.00000000
M4                      9,474,000.00         3.19000%      1000.00000000        2.48111146         0.00000000         0.00000000
M5                      9,474,000.00         3.64000%      1000.00000000        2.83111146         0.00000000         0.00000000
M6                     12,181,000.00         3.99000%      1000.00000000        3.10333306         0.00000000         0.00000000
M7                      9,474,000.00         4.84000%      1000.00000000        3.76444480         0.00000000         0.00000000
B                      20,573,000.00         6.00000%      1000.00000000        5.00000000         0.00000000         0.00000000
X                       5,956,443.56         0.00000%       999.79239625        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
R                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All Classes are Per 1,000 Denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000000         0.00000000         1.09890956        0.00000000       622.76008606
A2                      0.00000000         0.00000000         1.61000000        0.00000000      1000.00000000
A3                      0.00000000         0.00000000         1.79666667        0.00000000      1000.00000000
AIO                     0.00000000         0.00000000         5.00000000        0.00000000      1000.00000000
ASIO                    0.00000000         0.00000000         0.00000000        0.00000000       847.04523631
M1                      0.00000000         0.00000000         1.85888898        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         1.89777808        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.28666667        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         2.48111146        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         2.83111146        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         3.10333306        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         3.76444480        0.00000000      1000.00000000
B                       0.00000000         0.00000000         5.00000000        0.00000000      1000.00000000
X                       0.00000000         0.00000000       293.96581909        0.00000000       999.79239625
P                       0.00000000         0.00000000   1734030.40000000        0.00000000      1000.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               25,561,249.74
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                             (28,822.79)

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        25,532,426.95

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              210,051.02
     Payment of Interest and Principal                                                                25,322,375.93
Total Withdrawals (Pool Distribution Amount)                                                          25,532,426.95


Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00



                                                   SERVICING FEES

Gross Servicing Fee                                                                                      200,048.58
Credit Risk Management Fee                                                                                 6,001.46
Wells Fargo Bank, NA                                                                                       4,000.98
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        210,051.02




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                          6,879.80               0.00         74,998.93         81,878.73

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         24                     0                       1                       25
                                  1,018,319.62           0.00                    52,806.89               1,071,126.51

30 Days   111                     0                      0                       0                       111
          4,175,580.26            0.00                   0.00                    0.00                    4,175,580.26

60 Days   51                      1                      0                       1                       53
          2,138,208.72            59,826.75              0.00                    36,976.38               2,235,011.85

90 Days   69                      5                      6                       1                       81
          3,040,940.93            124,033.03             205,151.69              45,565.18               3,415,690.83

120 Days  15                      1                      1                       4                       21
          609,876.15              20,917.73              23,566.70               148,026.50              802,387.08

150 Days  7                       2                      1                       1                       11
          268,547.70              28,526.84              16,780.00               23,824.69               337,679.23

180+ Days 4                       0                      0                       0                       4
          114,664.26              0.00                   0.00                    0.00                    114,664.26

Totals    257                     33                     8                       8                       306
          10,347,818.02           1,251,623.97           245,498.39              307,199.64              12,152,140.02


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.219258%              0.000000%               0.009136%               0.228394%
                                  0.221891%              0.000000%               0.011507%               0.233397%

30 Days   1.014069%               0.000000%              0.000000%               0.000000%               1.014069%
          0.909854%               0.000000%              0.000000%               0.000000%               0.909854%

60 Days   0.465924%               0.009136%              0.000000%               0.009136%               0.484195%
          0.465913%               0.013036%              0.000000%               0.008057%               0.487007%

90 Days   0.630367%               0.045679%              0.054815%               0.009136%               0.739996%
          0.662618%               0.027027%              0.044702%               0.009929%               0.744275%

120 Days  0.137036%               0.009136%              0.009136%               0.036543%               0.191851%
          0.132891%               0.004558%              0.005135%               0.032255%               0.174839%

150 Days  0.063950%               0.018272%              0.009136%               0.009136%               0.100493%
          0.058516%               0.006216%              0.003656%               0.005191%               0.073580%

180+ Days 0.036543%               0.000000%              0.000000%               0.000000%               0.036543%
          0.024985%               0.000000%              0.000000%               0.000000%               0.024985%

Totals    2.347890%               0.301480%              0.073086%               0.073086%               2.795542%
          2.254778%               0.272727%              0.053494%               0.066938%               2.647938%



                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00








                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm

 Weighted Average Gross Coupon                                                    10.056810%
 Weighted Average Net Coupon                                                       9.556810%
 Weighted Average Pass-Through Rate                                                9.125199%
 Weighted Average Maturity(Stepdown Calculation )                                         28
 Beginning Scheduled Collateral Loan Count                                            11,370

 Number Of Loans Paid In Full                                                            424
 Ending Scheduled Collateral Loan Count                                               10,946
 Beginning Scheduled Collateral Balance                                       480,116,636.11
 Ending Scheduled Collateral Balance                                          458,583,127.95
 Ending Actual Collateral Balance at 30-Sep-2004                              458,928,458.67
 Monthly P &I Constant                                                          4,441,551.10
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                              28,822.79
 Cumulative Realized Loss                                                          28,822.79
 Ending Scheduled Balance for Premium Loans                                   458,583,127.95
 Scheduled Principal                                                              417,849.78
 Unscheduled Principal                                                         21,115,658.38



                             Miscellaneous Reporting
   Overcollateralization Amount                                  5,955,306.98
   Overcollateralization Deficiency                                 28,822.79
   Targeted Overcollateralization Amount                         5,955,306.98



EX-99.2




theMurrayhillcompany

SASCO 2004-S2

Credit Risk Manager Report

September 2004

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

                                  Table of Contents


Section One                       Transaction Summary


Section Two                       Prepayment Premium Analysis


Section Three                     Loan-Level Report


Section Four                      Analytics


Section One
Transaction Summary


               theMurrayhillcompany

Hurricane Update
This month, Murrayhill identified all active loans within this portfolio which are secured by properties located in disaster relief areas affected by Hurricanes Charley, Frances, Ivan, and Jeanne. We are
working with the servicers to obtain information regarding their hurricane disaster relief policies, and will be monitoring each loan to ensure the appropriate actions are taken by each servicer. As of mortgage data through 8/31/2004, 1,140 loans have been identified in SASCO 2004-S2.


               theMurrayhillcompany

SASCO 2004-S2
Executive Summary
September 2004

Transaction Summary

Closing Date:                                    05/28/2004
Depositor:                                       Structured Asset Securities Corporation
Trustee(s):                                      U. S. Bank
Securities Administrator:                        Wells Fargo
Master Servicer:                                 Aurora Loan Services Master Servicing
Servicer(s):                                     Aurora Loan Services, Countrywide, Option One Mortgage, Wells
                                                 Fargo
Mortgage Insurer(s):                             Old Republic Insurance Corp., United Guaranty Residential Insurance
                                                 Company
Delinquency Reporting Method:                    OTS1

Collateral Summary

                                                                      2                     8/31/2004 as a Percentage of
                                             Closing Date             8/31/2004
                                                                                            Closing Date

Collateral Balance                           $544,453,487             $480,903,301          88.32%
Loan Count                                   12,547                   11,374                90.65%


1        OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and
         90 days delinquent and the third immediately succeeding month.
2        These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


c 2004 The Murrayhill Company. All Rights Reserved.


Section Two
Prepayment Premium Analysis

Reconciliation for Prepayment Premiums for SASCO 2004-S2
Mortgage Data Through: August 31, 2004

Section 1: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

                           Trustee Remittance Date
Servicer                   25-Sep-04            25-Aug-04          25-Jul-04       25-Jun-04
Total                      $167,002             $127,961           $62,964         $20,132


Section 2: Prepayment premiums remitted to the P Class by the trustee. The information is taken from the statement to
           Certificateholders prepared by the trustee.

                         Trustee Remittance Date
Class                    25-Sep-04              25-Aug-04         25-Jul-04        25-Jun-04
P Class                  $120,034               $138,574          $43,245          $20,132


Section 3: Reconciliation of the amounts remitted by the servicers to the trustee and the amount remitted to the P Class by the trustee.

Amount remitted by servicers:                    $167,002
Amount remitted to the P Class:                  $120,034
Difference*:                                     ($46,968)

* One servicer  s investor reporting file is reporting $46,968 in prepayment premiums collected and remitted; however, the master servicer did not remit any prepayment premiums for this servicer. We have contacted the master servicer to have this amount remitted to the trust.


Aggregate Paid-Off Loans Report for SASCO 2004-S2
Mortgage Data Through: August 31, 2004


Trustee Remittance Date:                                      25-Sep-04       25-Aug-04      25-Jul-04     25-Jun-04
Loans with Active Prepayment Flags with
                                                              65              48             19            6
Premiums Remitted (A)

Loans without Prepayment Flags with
                                                              8               10             5             4
Premiums Remitted
Total Loans with Premiums Remitted (B)                        73              58             24            10

Loans with Active Prepayment Flags (C)                        67              51             20            14

Loans without Prepayment Flags with
                                                              8               10             5             4
Premiums Remitted
Subtotal (D)                                                  75              61             25            18

Premiums Remitted for Loans with Active
                                                              97.01%          94.12%         95.00%        42.86%
Prepayment Flags (A/C)

Total Loans with Premiums Remitted to
                                                              97.33%          95.08%         96.00%        55.56%
the Subtotal (B/D)

Total Paid-Off Loans (E)                                      352             401            202           165
Total Loans with Premiums Remitted to
                                                              20.74%          14.46%         11.88%        6.06%
the Total Paid-Off Loans (B/E)


Paid-Off Loan Exception Report for SASCO 2004-S2
Mortgage Data Through: August 31, 2004


                                                                                                                        TOTAL
Total Paid-Off Loans with Flags                                                                                         67
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the
                                                                                                                        0
Note)*

Loans that Contained a Clause Allowing Prepayment
                                                                                                                        0
Premiums to be Waived at the Time of Liquidation*

Loans that were Liquidated from REO Status*                                                                             0

Loans with Discrepancies between the Data File and the Note*                                                            0

Defaulted Liquidated Loans that Could Not Have Premiums
                                                                                                                        0
Collected because of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts*                                                             0
Total Paid-Off Loans with Active Prepayment Flags (C)                                                                   67
Other Exceptions:
Paid-Off Loans that Did Not have Premiums Collected because
                                                                                                                        1
of State Statutes
Paid-Off Loans with Active Prepayment Flags that Did Not
                                                                                                                        1
Have Premiums Remitted


* These categories are mutually exclusive.


Paid-Off Loans With Prepayment Flags for SASCO 2004-S2
Mortgage Data Through: August 31, 2004



Loan               Delinquency      Origination   PPP    Expiration    Payoff
Number             String           Date          Flag   Date          Balance
4929908            CCC0           12/29/2003     3      12/29/2006    $35,140
4937307            CCC0           12/30/2003     3      12/30/2006    $48,813
4932649            C0             12/26/2003     0      12/26/2003    $54,998
4932875            CCC0           9/9/2003       0      9/9/2003      $49,771
4933259            CCC0           1/28/2004      0      1/28/2004     $39,919
4933490            CCC0           6/20/2003      0      6/20/2003     $74,574
4933491            CCC0           7/8/2003       0      7/8/2003      $78,673
4935071            CCC0           9/12/2003      0      9/12/2003     $35,104
4935133            CCC0           9/29/2003      0      9/29/2003     $33,112
4935959            CCC0           1/21/2004      0      1/21/2004     $74,707
4931586            C0             11/21/2003     5      11/21/2008    $26,251
4937080            CCC0           9/30/2003      3      9/30/2006     $54,030
4929920            CCC0           12/22/2003     3      12/22/2006    $61,373
4929939            CCC0           1/6/2004       3      1/6/2007      $62,689
4929903            CCC0           12/22/2003     3      12/22/2006    $57,626
4926442            CCC0           11/26/2003     3      11/26/2006    $87,733
4926950            CCC0           12/10/2003     3      12/10/2006    $74,958
4926549            CCC0           12/3/2003      3      12/3/2006     $76,701
4926830            CCC0           12/3/2003      3      12/3/2006     $72,040
4927312            CCC0           12/31/2003     3      12/31/2006    $79,868
4926377            CCC0           11/6/2003      3      11/6/2006     $57,491
4926905            CCC0           12/13/2003     3      12/13/2006    $58,305
4928569            CCC0           1/8/2004       3      1/8/2007      $48,849
4926443            CCC0           11/20/2003     3      11/20/2006    $52,503
4928383            CCC0           1/15/2004      3      1/15/2007     $43,959
4926412            CCC0           11/18/2003     3      11/18/2006    $33,740
4926672            CCC0           12/3/2003      3      12/3/2006     $28,107
4927007            CCC0           12/17/2003     3      12/17/2006    $28,408
4928842            CCC0           1/29/2004      3      1/29/2007     $47,263
4926526            CC0            12/4/2003      3      12/4/2006     $19,675
4928519            CCC0           1/16/2004      3      1/16/2007     $44,059
4931164             C0            9/26/2003      3      9/26/2006     $70,305
4932667             C0            12/31/2003     3      12/31/2006    $56,103
4930654             C0            9/17/2003      3      9/17/2006     $55,315
4931375             C0            10/24/2003     3      10/24/2006    $61,176
4931828             C0            12/4/2003      3      12/4/2006     $46,047
4932447             C0            12/8/2003      3      12/8/2006     $38,849
4931037             C0            10/14/2003     3      10/14/2006    $40,608
4936852             CCC0          11/1/2003      2      11/1/2005     $64,736
4935045             CCC0          6/23/2003      2      6/23/2005     $74,583
4936871             CCC0          10/1/2003      2      10/1/2005     $76,682
4929475             CCC0          11/24/2003     2      11/24/2005    $101,765
4930146             CCC0          2/9/2004       2      2/9/2006      $58,741
4929635             CCC0          1/20/2004      2      1/20/2006     $57,458
4929738             CCC0          12/19/2003     2      12/19/2005    $34,957
4929466             CCC0          12/5/2003      2      12/5/2005     $29,746
4930056             CCC0          12/16/2003     2      12/16/2005    $56,854
4926369             CC30          11/7/2003      2      11/7/2005     $87,830
4926261             CCC0          12/5/2003      2      12/5/2005     $94,798
4926496             CCC0          12/3/2003      2      12/3/2005     $77,006
4929288             CCC0          2/11/2004      2      2/11/2006     $62,184
4928477             CCC0          1/8/2004       2      1/8/2006      $61,597
4928520             CCC0          1/9/2004       2      1/9/2006      $59,869
4926323             CCC0          11/18/2003     2      11/18/2005    $55,922
4928425             CC0           1/30/2004      2      1/30/2006     $51,737
4926688             CCC0          12/17/2003     2      12/17/2005    $51,795
4926527             CCC0          12/2/2003      2      12/2/2005     $37,791
4927245             CCC0          12/22/2003     2      12/22/2005    $35,978
4927070             CCC0          12/9/2003      2      12/9/2005     $34,412
4926460             CCC0          12/3/2003      2      12/3/2005     $29,995
4929111             CCC0          2/4/2004       2      2/4/2006      $29,877
4926440             CCC0          12/2/2003      2      12/2/2005     $21,691
4929182             CCC0          2/11/2004      2      2/11/2006     $18,637
4932064             C0            12/31/2003     2      12/31/2005    $96,583
4931432             C0            11/12/2003     2      11/12/2005    $79,021
4932475             C0            12/17/2003     2      12/17/2005    $39,237
4932120             C0            12/4/2003      2      12/4/2005     $77,932
4932035             C0            11/18/2003     2      11/18/2005    $70,459
4930685             C0            7/31/2003      2      7/31/2005     $68,105
4932751             C0            12/1/2003      2      12/1/2005     $69,374
4931929             C0            11/11/2003     2      11/11/2005    $57,374
4931685             C0            11/18/2003     2      11/18/2005    $33,719
4931292             C0            10/15/2003     2      10/15/2005    $24,040
4930066             C0            2/10/2004      2      2/10/2006     $105,117
4927113             CCC0          12/19/2003     1      12/19/2004    $47,162
4931106             C0            10/16/2003     1      10/16/2004    $36,193


Paid-Off Loans With Prepayment Flags for SASCO 2004-S2
Mortgage Data Through: August 31, 2004 (cont.)



Loan          PPP Remitted   % of PPP           No PPP         PPP          Comments
Number                         to            Collected,     Collected,
                             Payoff            w/Flag        No Flag
                             Balance


4929908          $0             0%             4929908                    Did not collect because of an OH state statute
4937307          $0             0%             4937307                    Awaiting servicer response
4932649          $2,718         5%                         4932649
4932875          $1,888         4%                         4932875
4933259          $1,508         4%                         4933259
4933490          $2,949         4%                         4933490
4933491          $3,301         4%                         4933491
4935071          $1,401         4%                         4935071
4935133          $1,240         4%                         4935133
4935959          $3,211         4%                         4935959
4931586          $261           1%
4937080          $2,155         4%
4929920          $2,357         4%
4929939          $2,286         4%
4929903          $2,216         4%
4926442          $3,475         4%
4926950          $3,226         4%
4926549          $3,192         4%
4926830          $3,174         4%
4927312          $2,933         4%
4926377          $2,581         4%
4926905          $2,306         4%
4928569          $2,178         4%
4926443          $2,042         4%
4928383          $1,831         4%
4926412          $1,467         4%
4926672          $1,296         5%
4927007          $1,041         4%
4928842          $938           2%
4926526          $843           4%
4928519          $780           2%
4931164          $2,891         4%
4932667          $2,442         4%
4930654          $2,408         4%
4931375          $2,244         4%
4931828          $2,026         4%
4932447          $1,723         4%
4931037          $399           1%
4936852          $2,457         4%
4935045          $2,979         4%
4936871          $3,064         4%
4929475          $4,679         5%
4930146          $2,699         5%
4929635          $2,240         4%
4929738          $1,361         4%
4929466          $1,307         4%
4930056          $1,137         2%
4926369          $3,667         4%
4926261          $3,666         4%
4926496          $3,312         4%
4929288          $2,737         4%
4928477          $2,693         4%
4928520          $2,556         4%
4926323          $2,378         4%
4928425          $2,222         4%
4926688          $1,948         4%
4926527          $1,608         4%
4927245          $1,498         4%
4927070          $1,496         4%
4926460          $1,305         4%
4929111          $1,286         4%
4926440          $859           4%
4929182          $775           4%
4932064          $4,210         4%
4931432          $3,753         5%
4932475          $3,309         8%
4932120          $3,280         4%
4932035          $3,067         4%
4930685          $2,948         4%
4932751          $2,714         4%
4931929          $2,498         4%
4931685          $1,294         4%
4931292          $1,187         5%
4930066          $4,091         4%
4927113          $2,198         5%
4931106          $1,596         4%

c 2004 The Murrayhill Company. All Rights Reserved.


Section Three
Loan-Level Report


Loan-Level Report Definitions


R
FICO : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:

C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days.
6 The contractually due payment had not arrived within sixty days.
9 The contractually due payment had not arrived within ninety days.
F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.


SASCO 2004-S2 Loan-Level Report
Mortgage Data Through: August 31, 2004

Watchlist

c 2004 The Murrayhill Company.                       All Rights Reserved.

                        State      First Pmt.     Valuation    Orig.            Orig Amount     OLTV    1st Lien
                        R
Loan Number             FICO       Last Paid Dt.  Method       Current Value    Current Bal     CLTV    Comb. LTV      MI Cert #
4932821              CO           10/1/2002      Int. Est.      $164,000        $38,000       23.17%      $0          6060301
                     690          6/1/2004       6/30/2004      $124,640        $36,976       29.66%      0.00%
                      Est. (Gain)/Loss   Est. Liq.  Delinquency

Loan Number           Est. Severity      Date       Status
4932821               $0            4/1/2005       3699
                     0.00%                        Monitor
Default Reason: (Unknown)
     10/4/2004 This loan has been added to the Watchlist because it is a junior lien that was originated as a cash-out refinance, with low  documentation,  for a  single-family,  primary home. It is a balloon loan with an unpaid  principal  balance of
     $36,976.  The last-interest-paid-date  is  6/01/2004,  and the loan is 61 days  delinquent.  Murrayhill  will contact the servicer to request an updated valuation.
4933718              CA           12/1/2003      Int. Est.      $368,000        $73,600       20.00%      $0
                     693          3/1/2004       6/30/2004      $279,680        $73,463       26.26%      0.00%
4933718              $0                   2/1/2005       3699
                    0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This loan has been added to the Watchlist because it is a junior lien that was originated with low documentation as a purchase for a single-family primary home. It is a balloon loan and the last-interest-paid-date was on 3/01/2004.  The loan is
     152 days delinquent and there is no information in regards to the senior lien. Murrayhill will contact the servicer to request an updated valuation.
4934155              CA           12/1/2003      Int. Est.      $375,000        $75,000       20.00%      $0
                     704          6/1/2004       6/30/2004      $285,000        $74,802       26.24%      0.00%
4934155              $0                   5/1/2005       3693
                    0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with low documentation as a purchase, for a single-family, primary home.
     This is a balloon loan and is 61 days delinquent.  The last-interest-paid-date is 6/01/2004 and there is an unpaid principal
     balance of $74,802.   Murrayhill will continue to monitor this loan to ensure that payments are being made.
4935450              CA            1/1/2004      Int. Est.      $265,000        $53,000       20.00%      $0
                     693           2/1/2004      6/30/2004      $201,400        $52,953       26.29%      0.00%
4935450              $0                   1/1/2005       6999
                    0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This loan is a junior lien that was originated with low documentation as a purchase for a primary home.  It is a balloon loan that has an unpaid principal balance of $52,953.  It is 183 days delinquent and the last-interest-paid-date was
     2/01/2004.  Murrayhill will contact the servicer to request an updated valuation.
4936638              CO            1/1/2004      Int. Est.      $218,000        $42,400       19.44%      $0
                     722           3/1/2004      6/30/2004      $165,680        $42,332       25.55%      0.00%
4936638              $0                   1/1/2005       3699
                    0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This loan has been added to the Watchlist because it is a junior lien that was originated with full documentation as a purchase for an investment home.  It is a balloon loan and the last-interest-paid-date was 3/01/2004.  This loan is 152 days delinquent, and the borrower was previously on a payment plan.  Murrayhill will contact the servicer to request an updated valuation.


SASCO 2004-S2 Loan-Level Report
Mortgage Data Through: August 31, 2004


Watchlist


                        State      First Pmt.     Valuation    Orig.            Orig Amount     OLTV    1st Lien
                        R
Loan Number             FICO       Last Paid Dt.  Method       Current Value    Current Bal     CLTV    Comb. LTV      MI Cert #
4937861              NV            5/1/2004      Int. Est.      $389,900        $77,980       20.00%      $0
                     710           4/1/2004      6/30/2004      $296,324        $77,980       26.31%      0.00%
                        Est. (Gain)/Loss   Est. Liq.  Delinquency

Loan Number             Est. Severity      Date       Status
4937861               $0                   3/1/2005       C369
                     0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This loan has been added to the Watchlist because it is a junior lien that was originated with low documentation as a purchase for a planned unit development, primary home.  The last-interest-paid-date is 4/01/2004, and the loan has been delinquent for 122 days.  There is an unpaid principal balance of $77,980. Murrayhill will contact the servicer to request an updated valuation.


SASCO 2004-S2 Loan-Level Report
Mortgage Data Through: August 31, 2004


Watchlist


                        State      First Pmt.     Valuation    Orig.            Orig Amount     OLTV    1st Lien
                        R
Loan Number             FICO       Last Paid Dt.  Method       Current Value    Current Bal     CLTV    Comb. LTV      MI Cert #
4930509              NC           12/1/2003      BPO            $146,000        $28,700       19.65%     $0
                     617          4/1/2004       5/27/2004      $139,000        $28,375       20.41%     20.41%
                       Est. (Gain)/Loss   Est. Liq.  Delinquency

Loan Number            Est. Severity      Date       Status
4930509                $0                  7/1/2005       C9
                      0.00%                              Monitor
Default Reason: (Unknown)
     10/4/2004 This loan has been added to the Watchlist  because it is a junior lien that was originated with full  documentation as a purchase, for a single-family,  primary home. It is 122 days delinquent and the  last-interest-paid-date is 4/01/2004.
     There is no information  on the senior lien,  and the unpaid  principal  balance of the junior lien is $28,375.  A BPO performed on 5/27/2004 valued the property at $139,000, which represents a decline of $7,000.
4931982              CA            1/1/2004      Int. Est.      $324,000        $64,696       19.96%     $0
                     651           6/1/2004      6/30/2004      $246,240        $64,317       26.11%     26.11%
4931982              $0                  8/1/2005       C3
                    0.00%                              Monitor
Default Reason: (Unknown)
     10/4/2004  This is a junior lien that was  originated  with low  documentation  as a purchase for a  single-family,  primary home. There is no information on the senior lien, and the junior lien has an unpaid principal  balance of $64,317.  The loan has been 61 days  delinquent,  and the  last-interest-paid-date  is  6/01/2004.  There is no property  value  information  and
     there is a high estimated loss of $82,592.   Murrayhill will continue to monitor this loan.
4932037              KY            2/1/2004      BPO             $66,000        $15,100       22.87%     $0
                     649           3/1/2004      5/25/2004       $65,000        $15,033       23.12%     23.12%
4932037              $0                  1/1/2006     99
                    0.00%                            Monitor - BK - Pay
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with low documentation as a purchase for a single-family, primary home.  It is a balloon loan that has been 152 days delinquent.  There is no information on the senior lien, and the unpaid principal balance of the junior lien is $15,033.  The last-interest-paid-date is 3/01/2004.  A
                BPO performed on 5/25/2004 valued the property at $65,000, which represents a decline of $1,000.  The borrower is currently in Chapter 7 bankruptcy, and a payment plan is in progress.  Murrayhill will continue to monitor this loan.

SASCO 2004-S2 Loan-Level Report
Mortgage Data Through: August 31, 2004


Watchlist


                        State      First Pmt.     Valuation    Orig.            Orig Amount     OLTV    1st Lien
                        R
Loan Number             FICO       Last Paid Dt.  Method       Current Value    Current Bal     CLTV    Comb. LTV      MI Cert #
4929705              IN            2/1/2004      Int. Est.      $118,000        $23,600       20.00%      $0
                     643           4/1/2004      6/30/2004      $89,680         $23,567       26.27%      0.00%
                       Est. (Gain)/Loss   Est. Liq.  Delinquency

Loan Number            Est. Severity      Date       Status
4929705                $0                   11/1/2005       33C9
                      0.00%                                Monitor
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with full documentation as a purchase for a single-family, primary home.
     It has been 122 days delinquent, and the last-interest-paid-date is 4/01/2004.  The unpaid principal balance for the junior lien is $23,567 and it is due for the 5/01/2004 payment.  The junior lien is currently in loss mitigation.  The senior lien is due for the 7/01/2004 payment and has a unpaid principal balance of $93,902.  The senior lien has been approved for foreclosure on 9/23/2004, and it is a judicial foreclosure.  Murrayhill will contact the servicer to request an updated valuation.


SASCO 2004-S2 Loan-Level Report
Mortgage Data Through: August 31, 2004


Watchlist


                        State      First Pmt.     Valuation    Orig.            Orig Amount     OLTV    1st Lien
                        R
Loan Number             FICO       Last Paid Dt.  Method       Current Value    Current Bal     CLTV    Comb. LTV      MI Cert #
4925583              CA            1/1/2004      BPO            $425,000        $63,750       15.00%     $0
                     659           2/1/2004      5/17/2004      $445,000        $63,699       14.31%     14.31%
                        Est. (Gain)/Loss   Est. Liq.  Delinquency

Loan Number             Est. Severity      Date       Status
4925583                 $0                  1/1/2005       999
                       0.00%                              Monitor
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with low documentation as a purchase for a primary home, for two-four families.  It is a balloon loan and has been delinquent for 183 days.  There is an unpaid principal balance of $63,699, and the last-interest-paid-date is 2/01/2004.  A notice of intent was sent to the borrower on 5/10/2004, and there is no information on the senior lien.  Murrayhill will continue to monitor this loan.
4925980              MN            2/1/2004      Int. Est.      $150,000        $20,000       13.33%      $0
                     695           3/1/2004      6/30/2004      $114,000        $19,981       17.52%      0.00%
4925980              $0                   1/1/2005       699
                    0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with low documentation as a purchase for an investment home, for two-four families.  It is a balloon loan that has an unpaid principal balance of $19,981.  This loan is 152 days delinquent and the last-interest-paid-date is 3/01/2004.  A notice of intent was sent to the borrower on 5/17/2004.  Murrayhill will contact the servicer to request an updated valuation.
4926372              TX            2/1/2004      BPO            $127,000        $24,980       19.66%      $0
                     606           3/1/2004      6/30/2004      $126,500        $24,928       19.70%      0.00%
4926372              $0                   3/1/2005      699
                    0.00%                              Monitor - BK
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with full documentation as a purchase for a single-family, primary home.
     The last-interest-paid-date is 3/01/2004, and the loan is 152 days delinquent.  A BPO performed on 6/30/2004, valued the  at property $126,500, which represents a decline of $500.  There is no senior lien information, and the unpaid principal balance of the  junior lien is $24,928.  A notice of intent was sent to the borrower on 6/14/2004.  The borrower filed Chapter 13 bankruptcy on 7/26/2004, and the borrower has previously filed bankruptcy.  Murrayhill will continue to monitor the post-petition payments of the borrower.
4926609              GA            2/1/2004      Int. Est.      $550,000        $100,000      18.18%      $0
                     656           2/1/2004      6/30/2004      $418,000        $99,890       23.89%      0.00%
4926609              $0                   12/1/2004       C99
                    0.00%                                Monitor
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with low documentation as a purchase for a single-family, primary home.
     The loan is 183 days delinquent and the last-interest-paid-date is 2/01/2004.  There is no senior lien information, and the unpaid principal balance on the junior lien is $99,890.  The notice of intent was sent to the borrower on 8/02/2004.
     Murrayhill will contact the servicer to request an updated valuation.
4926694              CA            2/1/2004      Int. Est.      $455,000        $91,000       20.00%      $0
                     652           2/1/2004      6/30/2004      $345,800        $90,884       26.28%      0.00%
4926694              $0                   1/1/2005       999
                    0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with low documentation as a purchase for a single-family, primary home.  It has been 183 delinquent and the last-interest-paid-date is 2/01/2004.  There is no information on the senior lien, and the junior lien has an unpaid principal balance of $90,884.  A notice of intent was sent to the borrower on 6/07/2004.  Murrayhill will contact the servicer to request an updated valuation.


SASCO 2004-S2 Loan-Level Report
Mortgage Data Through: August 31, 2004


Watchlist


                        State      First Pmt.     Valuation    Orig.            Orig Amount     OLTV    1st Lien
                        R
Loan Number             FICO       Last Paid Dt.  Method       Current Value    Current Bal     CLTV    Comb. LTV      MI Cert #
4926781              FL            2/1/2004      BPO             $87,000        $17,400       20.00%      $0
                     596           3/1/2004      6/18/2004       $81,000        $17,360       21.43%      0.00%
                        Est. (Gain)/Loss   Est. Liq.  Delinquency

Loan Number             Est. Severity      Date       Status
4926781                 $0                   6/1/2005      699
                       0.00%                              Monitor - BK
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated with full documentation to purchase a single-family, primary home.  It is
     152 days delinquent and the last-interest-paid-date is 3/01/2004.  There is no information on the senior lien, and the junior lien has an unpaid principal balance of $17,360.  A BPO performed on 6/18/2004 valued the property at $81,000, which represents a decline of $6,000.  A notice of intent was sent to the borrower on 6/14/2004.  The borrower has filed bankruptcy in the past, and has filed Chapter 13 bankruptcy on 6/16/2004.  Murrayhill will contact the servicer to request updated senior lien information to perform an equity analysis in order to recommend a possible charge-off or foreclosure.
4926968              GA            2/1/2004      Int. Est.      $205,000        $41,000       20.00%      $0
                     693           2/1/2004      6/30/2004      $155,800        $40,952       26.28%      0.00%
4926968              $0                   12/1/2004       999
                    0.00%                                Monitor
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated as a rate/term  refinance with low documentation for a single-family, primary home.  There is an unpaid  principal  balance of  $40,952.  The loan is 183 days  delinquent  and the last-interest-paid-date  is 2/01/2004.  A notice of intent was sent to the borrower on 6/07/2004.  Murrayhill  will contact the servicer to request an updated valuation.
4927280              OH            2/1/2004      BPO            $105,000        $21,000       20.00%      $0
                     624           3/1/2004      7/20/2004      $98,000         $20,945       21.37%      0.00%
4927280              $0                   12/1/2005     6C9
                    0.00%                              Monitor - BK
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated as a rate/term refinance with full documentation for a single-family, primary home.  There is no information on the senior lien, and the unpaid principal balance of the junior lien is $20,045.  The last-interest-paid-date is 3/01/2004 and the loan has been delinquent for 152 days.  The borrower has filed bankruptcy in the past, and has filed Chapter 7 bankruptcy on 6/28/2004.  A BPO performed on 7/20/2004 valued the property at $98,000, which represents a decline of $7,000.
4927400              WA            3/1/2004      Int. Est.      $509,500        $100,000      19.62%      $0
                     680           3/1/2004      6/30/2004      $387,220        $99,960       25.81%      0.00%
4927400              $0                   3/1/2005       699
                    0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This loan is a junior lien that is 152 days delinquent.  The loan was originated with low documentation for the purchase of a primary home, for two-four families. It is a balloon loan and the last-interest-paid-date is 3/01/2004.
     Murrayhill will contact the servicer to request an updated valuation.
4928334              TX            3/1/2004      Int. Est.      $118,000        $23,600       20.00%      $0
                     693           4/1/2004      6/30/2004      $89,680         $23,543       26.25%      0.00%
4928334              $0                   1/1/2005       CC69
                    0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This loan was added to the Watchlist  because it is a junior lien that was  originated  with low  documentation  for the purchase of a single-family,  primary home. It is 122 days delinquent and the  last-interest-date-paid  is 4/01/2004.
     There is no information on the senior lien, and the unpaid  principal  balance for the junior lien is $23,543.  A notice of intent was sent to the borrower on 7/12/2004.  Murrayhill will contact the servicer to request an updated valuation.


SASCO 2004-S2 Loan-Level Report
Mortgage Data Through: August 31, 2004


Watchlist


                        State      First Pmt.     Valuation    Orig.            Orig Amount     OLTV    1st Lien
                        R
Loan Number             FICO       Last Paid Dt.  Method       Current Value    Current Bal     CLTV    Comb. LTV      MI Cert #
4928955              CO            3/1/2004      Int. Est.       $80,000        $16,000       20.00%      $0
                     588           3/1/2004      6/30/2004       $60,800        $15,978       26.28%      0.00%
                        Est. (Gain)/Loss   Est. Liq.  Delinquency

Loan Number             Est. Severity      Date       Status
4928955                 $0                   1/1/2005       699
                       0.00%                               Monitor
Default Reason: (Unknown)
     10/4/2004 This is a junior lien that was originated as a cash-out refinance with full documentation, for a single-family, primary home.  The loan has been 152 days delinquent and the last-interest-paid-date is 3/01/2004.  There is no senior lien information, and the unpaid principal balance of the junior lien is $15,978.  A notice of intent was sent to the borrower on
     8/16/2004.The borrower has filed Chapter 7 bankruptcy in the past.  Murrayhill will contact the servicer to request an updated valuation.

c 2004 The Murrayhill Company. All Rights Reserved.


Section Four
Analytics


SASCO 2004-S2 FICO Distribution by Status
Mortgage Data Through: August 31, 2004
FICO             Delinquency             Percentage
570              Current0
580              Current0.007
580              Delinquent              0.027
580              Paid Off                0.003
590              Current0.015
590              Delinquent              0.062
590              Paid Off                0.011
600              Current0.024
600              Delinquent              0.097
600              Paid Off                0.013
610              Current0.033
610              Delinquent              0.1
610              Paid Off                0.019
620              Current0.046
620              Delinquent              0.081
620              Paid Off                0.027
630              Current0.052
630              Delinquent              0.077
630              Paid Off                0.037
640              Current0.055
640              Delinquent              0.069
640              Paid Off                0.045
650              Current0.066
650              Delinquent              0.062
650              Paid Off                0.076
660              Current0.074
660              Delinquent              0.108
660              Paid Off                0.057
670              Current0.076
670              Delinquent              0.066
670              Paid Off                0.07
680              Current0.082
680              Delinquent              0.046
680              Paid Off                0.107
690              Current0.086
690              Delinquent              0.073
690              Paid Off                0.111
700              Current0.07
700              Delinquent              0.039
700              Paid Off                0.098
710              Current0.063
710              Delinquent              0.015
710              Paid Off                0.049
720              Current0.051
720              Delinquent              0.027
720              Paid Off                0.046
730              Current0.045
730              Delinquent              0.012
730              Paid Off                0.061
740              Current0.036
740              Delinquent              0.012
740              Paid Off                0.044
750              Current0.035
750              Delinquent              0.004
750              Paid Off                0.035
760              Current0.028
760              Delinquent              0.008
760              Paid Off                0.029
770              Current0.02
770              Delinquent              0.008
770              Paid Off                0.027
780              Current0.017
780               Delinquent             0.008
780               Paid Off               0.022
790               Current0.01
790               Paid Off               0.006
800               Current0.005
800               Paid Off               0.007
810               Current0.002
820               Current0
850               Current0
Status            # of Loans             AverageStd. Deviation
Current11,115 682                        47.942
Delinquent 259                           647         43.381
Paid Off 1,165                           689         44.783
Total:            12,539


SASCO 2004-S2 Balance Distribution by Status
Mortgage Data Through: August 31, 2004
BalanceDelinquency                       Percentage
0                 Current0.001
10000             Delinquent             0.019
10000             Current0.022
20000             Delinquent             0.278
20000             Current0.194
30000             Current0.241
30000             Delinquent             0.22
40000             Delinquent             0.139
40000             Current0.18
50000             Current0.13
50000             Delinquent             0.089
60000             Delinquent             0.077
60000             Current0.095
70000             Current0.066
70000             Delinquent             0.093
80000             Delinquent             0.027
80000             Current0.026
90000             Current0.018
90000             Delinquent             0.027
100000            Delinquent             0.027
100000            Current0.012
110000            Current0.006
120000            Current0.003
120000            Delinquent             0.004
130000            Current0.003
140000            Current0.001
150000            Current0.002
160000            Current0
170000            Current0
180000            Current0
200000            Current0
280000            Current0
Status            # of Loans             AverageStd. Deviation
Current11,115 42,299.71                             21,822.24
Delinquent 259                           41,475.20  22,515.31
Total:            11,374


SASCO 2004-S2 Loan-to-Value Distribution by Status
Mortgage Data Through: August 31, 2004
LTV               Delinquency            Percentage
0                 Current0.004
0                 Paid Off               0.004
0.1               Paid Off               0.239
0.1               Current0.154
0.1               Delinquent             0.089
0.2               Current0.827
0.2               Paid Off               0.735
0.2               Delinquent             0.896
0.3               Paid Off               0.018
0.3               Delinquent             0.015
0.3               Current0.014
0.4               Current0.001
0.4               Paid Off               0.003
0.5               Current0
0.5               Paid Off               0.001
Status            # of Loans             AverageStd. Deviation
Current11,115 0.183                      0.036
Delinquent 259                           0.19       0.027
Paid Off 1,165                           0.175      0.044
Total:            12,539


SASCO 2004-S2 Mortgage Purpose Distribution
Mortgage Data through: August 31, 2004


Origination Statistics                   Current Loans          Delinquent LoansPaid Off Loans
Number of Loans:                         12,547      Number of  11,115          Number of Loans:
                                                     Loans:
259 Number of Loans:                                 1,165


PurposeNumber                 Percentage             PurposeNumber           Percentage            PurposeNumber
Percentage                    PurposeNumber          Percentage
Cash-out refinance                       1,387       11.1%       Cash-out refinance                1,201       10.8%
Cash-out refinance                       29          11.2%       Cash-out refinance                156         13.4%
Purchase                      10,266     81.8%       Purchase                9,134      82.2%      Purchase                215
83.0%            Purchase                910         78.1%
Rate/term                     886        7.1%        Rate/term               773        7.0%       Rate/term               15
5.8%             Rate/term               98          8.4%
Home             2            0.0%       Home        2           0.0%        Home       0          0.0%        Home        0
0.0%
Other            6            0.0%       Other       5           0.0%        Other      0          0.0%        Other       1
0.1%

Total            12,547       100%       Total       11,115      100%        Total      259        100%        Total
1,165            100%


SASCO 2004-S2 Mortgage Type Distribution by Status
Mortgage Data Through: August 31, 2004
Mortgage Type                 Delinquency            Percentage
Investment HomeCurrent0.048
Investment HomeDelinquent                            0.035
Investment HomePaid Off                              0.064
Primary Home                  Current0.943
Primary Home                  Delinquent             0.961
Primary Home                  Paid Off               0.921
Second Home                   Current0.009
Second Home                   Delinquent             0.004
Second Home                   Paid Off               0.015
Mortgage Type                 Loan Count             Total Balance          Avg. Balance           Std. Deviation
Balloon5,807                  235,835,988.12         40,612.36              25,954.04
Fixed 6,732                   245,331,915.47         36,442.65              22,260.88
Total: 12,539                 481,167,903.59


SASCO 2004-S2 Mortgage Term Distribution by Status
Mortgage Data Through: August 31, 2004
Mortgage Term Delinquency                           Percentage
120               Current0.001
120               Paid Off               0.002
180               Current0.533
180               Paid Off               0.612
180               Delinquent             0.382
240               Current0.258
240               Delinquent             0.471
240               Paid Off               0.222
300               Current0
360               Delinquent             0.147
360               Current0.208
360               Paid Off               0.164
# of Loans Other                         120        180         240       300           360
12,539            0 12                   6,741      3,246       3         2,537


SASCO 2004-S2 Ownership Distribution by Status
Mortgage Data Through: August 31, 2004
Ownership Type                Delinquency           Percentage
Investment HomeCurrent0.048
Investment HomeDelinquent                           0.035
Investment HomePaid Off                             0.064
Primary Home                  Current0.943
Primary Home                  Delinquent            0.961
Primary Home                  Paid Off              0.921
Second Home                   Current0.009
Second Home                   Delinquent            0.004
Second Home                   Paid Off              0.015
Title # of Loans
Investment Home620
Primary Home                  11,802
Second Home                   117
Total: 12,539


SASCO 2004-S2 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2004


Total Balance in Status
AsOfDate                  30 Days60 Days90 DaysForeclosure                            REO
5/31/2004                 $1,076,438              $156,043                $0          -           -
6/30/2004                 $3,157,094              $1,761,575              $697,426                -         -
7/31/2004                 $5,094,031              $1,866,508              $2,363,729              $82,906-
8/31/2004                 $4,601,072              $2,404,622              $3,610,394              $94,463$31,525


SASCO 2004-S2 Delinquent Count Over Time
Mortgage Data Through: August 31, 2004


Total Count in Status
AsOfDate                  30 Days60 Days90 DaysForeclosure                            REO
5/31/2004                 26           4          0           0          0
6/30/2004                 72           43         14          0          0
7/31/2004                 112          45         57          3          0
8/31/2004                 112          53         91          2          1


SASCO 2004-S2 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2004


Date Distribution Date                            CPR            3-Month MA          6-Month MA              12-Month MA
31-Aug-04                 25-Sep-04               36.07%         33.13%
31-Jul-04                 25-Aug-04               34.79%
30-Jun-04                 25-Jul-04               28.26%


c 2004 The Murrayhill Company. All Rights Reserved.
